                                                                   EXHIBIT 10.14



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.







--------------------------------------------------------------------------------







                      MATERIALS AND MANUFACTURING AGREEMENT



                                 BY AND BETWEEN

                             ARROW ELECTRONICS, INC.

                                       AND

                           ACCELERATED NETWORKS, INC.

                                      DATED

                                 MARCH 15, 1999







--------------------------------------------------------------------------------

                MATERIALS AND MANUFACTURING MANAGEMENT AGREEMENT
                             BOARD ASSEMBLY (ACTIVE)


               This Agreement is entered into as of 15 MARCH, 1999, by and between ACCELERATED NETWORKS, INC. ("Customer") with its principal place of business at 301 Science Drive, Moorpark, CA 93021 and the SEMICONDUCTOR GROUP of Arrow Electronics, Inc. ("Arrow") with its principal place of business at 25 Hub Drive, Melville, New York 11747-3509.

        The Customer and Arrow hereby agree as follows:

        1. WORK, ENGINEERING CHANGE ORDERS, ATTRITION KITS, MANUFACTURING YIELD, PAYMENT, PRICE, TAXES AND SUBCONTRACTORS

        1.1 WORK. Arrow agrees to use reasonable commercial efforts to perform the work ("Work") pursuant to purchase orders or changes to purchase orders issued by Customer and accepted by Arrow. Work shall mean to procure components and other supplies ("Components") and to engage a subassembly house (the "Subcontractor") to manufacture or assemble products ("Products") pursuant to detailed, written specifications ("Specifications") for each such Product which are provided by Customer and accepted by Arrow and to deliver such Products to a Customer designated location. For each Product or revision thereof, Specifications shall include but not be limited to bill of materials, schematics, assembly drawings, test specifications, current revision number, and a Customer approved Subcontractor and vendor list. All printed circuit boards
(PCBs) to be provided hereunder are listed in APPENDIX 1 hereto, and will amend from time to time as mutually agreed upon.

        1.2 ENGINEERING CHANGE ORDERS. Any engineering change order or other change that results in any revision to the Specifications for any Product ("ECO") must be in writing, signed and dated by Customer. Arrow will make a reasonable best effort to acknowledge receipt of, and impact of and to sign and return a copy of the revised Specifications to Customer within forty-eight (48) hours of receipt by Arrow of such written notice. In the event that the price, or delivery schedule, or both, are affected by the ECO(s), Arrow shall make a reasonable best effort to notify Customer within forty-eight (48) hours as to the impact of any such changes and shall provide Customer with the date when any such ECO will become effective. Components that are affected by any ECO shall be treated in accordance with Section 4.3 hereof. Arrow shall not take action on any ECO from Customer until Customer has indicated in writing to Arrow that such request is acceptable to Customer.

        1.3 INTENTIONALLY OMITTED (NOT APPLICABLE).

        1.4 MANUFACTURING YIELD. As part of the manufacturing process there will be completed Products that the test procedures and equipment or manufacturability will not "yield" as good. After review of the test procedures, the supplied test equipment, and manufacturability by the Subcontractor, this "yield" loss is not expected to exceed [***] of the total Products produced. The Subcontractor will use available troubleshooting techniques and equipment, but after due diligence the defective Products within this percentage will be shipped

--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

separately from the "good" Products, marked as "Assembly Rejects" and invoiced to the Customer at the contracted pricing. Product loss due to manufacturing or handling errors or losses greater than the above percentage will be the responsibility of the Subcontractor. After Customer's receipt and review of these Assembly Rejects, if the defect was due to material defects or manufacturing process errors the Customer's account will be credited for the invoiced Product price.

        1.5 PAYMENT. Terms of payment shall be [***] from the date of invoice, payable in U.S. Dollars.

        1.6 PRICE. Price for the Work shall be as agreed upon by Arrow and Customer from time to time as set forth in purchase orders issued by Customer and accepted by Arrow. Preliminary prices shall be as set forth in Appendix 1, attached hereto, and made a part hereof. Arrow agrees to review pricing as set forth in Appendix 1, with Customer, every ninety (90) days during the term of this Agreement. Price reductions or increases (if applicable) shall be negotiated on a case by case basis. In the event the parties are unable to mutually agree on any such price change(s), within a thirty (30) day period from notification thereof, unless otherwise mutually agreed, any such item(s) shall be removed from Appendix 1, within the terms of this Agreement.

        1.7 TAXES. Customer shall be responsible for payment of all taxes relating to the sale of the Products including but not limited to any license fees and sales taxes.

        1.8 SUBCONTRACTORS. The Work may be performed, in whole or in part, by third parties selected by Arrow and approved by Customer.

        2. COMPONENTS, WARRANTY AND RETURNS

        2.1 COMPONENTS. All Components, other materials and equipment required in connection with the Work acquired or supplied by Arrow will be in compliance with the Specifications, except Components, other materials or equipment which are supplied by Customer ("Customer Components"). Arrow shall bear the risk of loss for Customer Components while in Arrow's care and custody, while Subcontractor shall bear the risk of loss for Customer Components while in its care and custody.

        2.2 WARRANTY. Seller warrants to Buyer that Products purchased hereunder will conform to the applicable manufacturer's specifications for such Products and that any value-added work performed by Seller of such Products will conform to the applicable Buyer's specifications relating to such work. Seller makes no other warranty, express or implied, with respect to the Products. IN PARTICULAR, SELLER MAKES NO WARRANTY RESPECTING THE MERCHANTABILITY OF THE PRODUCTS OR THEIR SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR USE OR RESPECTING

--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

INFRINGEMENT. However, Seller will transfer to Buyer whatever transferable warranties and indemnities Seller receives from the manufacturer of the Products. With respect to Products which do not meet applicable manufacturer's specifications and with respect to value-added work by Seller which does not meet applicable Buyer's specifications, Seller's liability is limited (at Seller's election) to (1) refund of Buyer's purchase price paid for such Products (without interest), (2) repair of such Products, or (3) replacement of such Products; provided, however, that such Products must be returned to Seller, if Seller is unable to repair or replace despite diligent efforts, Seller shall refund Buyer's purchase price paid for such Products (without interest) along with acceptable evidence of purchase, within twenty (20) days from date of delivery, transportation charges prepaid. NEITHER PARTY SHALL IN ANY EVENT BE ENTITLED TO, AND NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE INCLUDING, WITHOUT BEING LIMITED TO, LOSS OF PROFIT, PROMOTIONAL OR MANUFACTURING EXPENSE, OVERHEAD, INJURY TO REPUTATION OR LOSS OF CUSTOMERS. A PARTIES' RECOVERY FROM THE OTHER FOR ANY CLAIM SHALL NOT EXCEED THE PURCHASE PRICE FOR THE PRODUCTS IRRESPECTIVE OF THE NATURE OF THE CLAIM, WHETHER IN CONTRACT, TORT, WARRANTY, OR OTHERWISE. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO EITHER PARTIES INDEMNITY OBLIGATIONS OR BREACH OF CONFIDENTIALITY UNDER SECTION 8 HEREUNDER.

        The attached A-Plus Manufacturing warranty statement (APPENDIX 4) is incorporated by reference, and made a part hereof.

        2.3 RETURNS. Customer may return to Arrow any Product that does not comply with the above warranty, provided that: (i) Customer obtains a return material authorization ("RMA") from Arrow prior to returning the Product; (ii) the Product is returned within applicable warranty period; and (iii) the product deficiency is identified and attached to the Product. Any Product so returned to Arrow shall be promptly repaired or replaced, or the purchase price therefor refunded or credited price paid, at Arrow's option. Product determined to be defect free after inspection will be returned to Customer and Customer will be responsible for any inspection charges from Subcontractor. This shall be Customer's sole and exclusive remedy for any breach of any warranty provided in this Agreement. Seller agrees to make a reasonable best effort to replace non-conforming material within ten (10) business days of return, freight prepaid.

        3. LICENSE

        3.1 GRANT. Customer grants to Arrow, with the right to sublicense to the Subcontractor or any replacement therefor, a license under any copyright, patent, trade secret or other proprietary right necessary or useful for the manufacture or assembly of the Products, solely for the purpose of performing the Work pursuant to purchase orders issued by the Customer.

        3.2 OWNERSHIP. Customer represents and warrants that: (i) it owns the entire right, title and interest to the Customer Components; (ii) the performance of the Work does not infringe the proprietary rights of any third party; and (iii) the Customer has the right and power to enter into this Agreement. Customer agrees to indemnify Arrow and hold Arrow harmless from and against any and all claims, losses, liabilities, damages, expenses and costs (including attorneys' fees and court costs) that result from a breach or alleged breach of any of these representations and warranties or other obligations contained in this Agreement, or incurred in the settlement or avoidance of any such claim.

        4. PURCHASE ORDER COMMITMENTS, SCHEDULE AND QUANTITY CHANGES, CANCELLATION, MINIMUM ORDER QUANTITY AND SAFETY STOCK

        4.1 PURCHASE ORDER COMMITMENTS. Customer will issue a purchase order once per calendar month which specifies all Work to be completed within a minimum of a 60 day period commencing on the date of the purchase order. Included with each purchase order shall be a 90 day non-binding forecast covering the period of beyond the aforementioned 60 day firm requirement. Each purchase order shall reference the applicable Specifications.

        4.2 SCHEDULE AND QUANTITY CHANGES. Any change by Customer in the quantity of Products or delivery date as contained in a purchase order shall be subject to the prior written approval of Arrow except, however, Customer may reschedule delivery of Products to a date no later than [***] beyond the originally scheduled delivery date. Any change by Customer in the scheduled delivery date to a date in excess of [***] from the originally scheduled delivery date shall be deemed to be a cancellation unless otherwise agreed to by Arrow in writing. Customer may not change the quantity of Products or delivery date of Products within [***] of the scheduled delivery date. Customer shall be liable for any additional costs or expenses incurred by Arrow as a result of any change in the quantity of Products or delivery date by Customer.

        4.3 CANCELLATION. Except with respect to Components of Products which have been previously identified to Customer as long lead time Components ("Long Lead Time Components") listed in APPENDIX 2 or custom Components ("Custom Components") listed in APPENDIX 3, Customer may cancel delivery of Products with written notice at least 60 days prior to the scheduled delivery date without cost or penalty. If Customer cancels delivery of Products less than 60 days prior to the scheduled delivery date, or if the affected Components are Long Lead Time Components or Custom Components, Arrow shall make reasonable commercial efforts to: (i) return the affected Components to their manufacturer (the "Supplier") or otherwise utilize any such Components; or (ii) cancel Arrow's orders for such Components. Customer is not obligated to pay Arrow for Components that are returned or Components on order which are canceled at no cost to Arrow. In the event Arrow cannot return Components to their Supplier, otherwise utilize or cancel future orders, Arrow will ship completed Products and affected Components to Customer and Customer shall pay: (i) for all Products that are in Arrow's or Subcontractor's possession as of the cancellation date that have been produced for the canceled order; and (ii) Customer's resale price of all of the affected Components. Customer authorizes

--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

Arrow to bill these charges within sixty (60) days of the effective date of Customer's cancellation. Should Customer fail to place an order for any Product for any continuous period of 60 days, the Components of such Product shall be considered canceled and shall be treated in accordance with this Section 4.3. Further, in the event that Arrow shall have actually purchased any Customer Components from Customer, and any such Customer Components shall not have been repurchased by Customer hereunder within sixty (60) days of their purchase by Arrow, such Customer Components shall be considered canceled and Customer authorizes Arrow to bill Customer Arrow's purchase price plus a management fee of [***] for same.

        4.4 MINIMUM ORDER QUANTITY. Upon termination of this Agreement, completion of any purchase order, or cessation of Customer's demand for any Component, Customer shall pay Customer's resale price for all Excess Components. Excess Components shall mean those Components specified by Customer which: (i) are in Arrow's or Subcontractor's possession on the referenced date of termination, completion or cessation of demand; (ii) were procured by Arrow as a result of minimum order quantities for such Components established by their Supplier; and (iii) cannot be returned to their Supplier or otherwise utilized to fulfill any other Customer purchase order. Once each month Arrow shall provide Customer with a listing of all such goods.

        4.5 SAFETY STOCK. Arrow shall maintain a stock ("Safety Stock") of Products in an amount which is mutually determined, in writing, by Arrow and Customer. Such Safety Stock of Products will involve the assembly of Products separate from those Products assembled for the purpose of fulfilling Customer's purchase orders. Upon termination of the Agreement, or cessation of Customer's demand for any Product, Arrow shall deliver, and Customer shall accept delivery of and pay for, such Safety Stock.

        5. SHIPPING

               Products will be shipped F.O.B. Subcontractor's facility, which shall constitute delivery hereunder, with title and risk of loss or damage to pass to Customer upon shipment. No single shipment shall exceed [***] in total unless Customer has been notified Manager of Purchasing at least three (3) business days prior to shipment. Products are deemed accepted by Customer unless Customer notifies, Arrow within fifteen (15) days of delivery of Product shortage, damage, or non-conformance.

        6. TERM AND TERMINATION

        6.1 TERM. This Agreement shall begin upon the date hereof and shall continue in force for a initial twelve (12) month period, unless otherwise terminated as provided for hereunder. This Agreement may be extended for additional twelve (12) month terms by the mutual written consent of the parties hereto

--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

        6.2 TERMINATION. This Agreement may be terminated by either party, in whole or in part, with or without cause, upon sixty (60) days prior written notice to the other party. The provisions of Section 4.3 hereof shall apply as of the effective date of any termination. Termination of this Agreement shall not affect the obligations of either party that exist as of the date of termination.

        6.3 TERMINATION FOR DEFAULT. This agreement may be terminated immediately for cause by either party in the event the other party; (i) shall become insolvent; (ii) ceases to function as a going concern, or; (iii) fails to perform any of its material obligations hereunder so as to be in default and fails within thirty (30) days cure after prior written notice thereof.

        7. LIABILITY LIMITATION

        NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE UNDER ANY SECTION OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, LOST PROFITS, LOST BUSINESS, OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES.

        8. CONFIDENTIALITY

        It is understood and agreed that the terms of this Agreement are confidential, and no news release, advertisement or public announcement, or denial or confirmation of the same, concerning any part of the subject matter of this Agreement shall be made by either party hereto without the prior written consent of the other party in each instance. Further, the parties hereto acknowledge that, during the term hereof, they may become aware of confidential, secret or proprietary information pertaining to the other party and its operations (including, without limitation, information with respect to bidding, pricing, suppliers and customers, or lists thereof, research, development and engineering, and internal operations, inventory control, data processing, technical data, and other procedures and systems) and that disclosure of such information would materially and adversely affect the affected party. Each party hereto agrees to maintain such confidentiality and secrecy and not to disclose any such information to any person, firm or other entity, or to utilize the same in any manner or form, except as may be expressly required by the terms and conditions of this Agreement, or is required to be disclosed by judicial or legal proceeding. Notwithstanding anything to the contrary, the confidentiality provisions set forth in this Section 8 shall survive any termination of this Agreement. Information extracted from a secured and encrypted area on either parties Internet/Intranet web site, shall be considered confidential information under the terms of this Agreement.

        9. MISCELLANEOUS

        9.1 GOVERNING LAW, DISPUTE RESOLUTION. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, excluding that body of laws known as conflict of laws. The prevailing party in any legal action or proceeding to enforce this Agreement shall be entitled to recover from the non-prevailing party its reasonable attorneys' fees, and related costs and disbursements, incurred in connection with such proceeding or the enforcement of this Agreement. Both parties agree to waive trial by jury.

        9.2 FORCE MAJEURE. Nonperformance under this Agreement will be excused, and neither party will bear any resulting liability to the other, to the extent that such performance is rendered commercially impracticable or delayed by an act of God or any other cause beyond the reasonable control of the nonperforming party. The time for performance shall be extended for the time period lost by reason of the delay, provided such delay shall not exceed sixty (60) days, or this Agreement has been terminated as provided for in sub-section 6.3 hereunder.

        9.3 RELATIONSHIP OF PARTIES. The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, joint venture or any other relationship between the parties.

        9.4 ASSIGNABILITY. Customer may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without Arrow's prior written approval, which shall not be unreasonably withheld.

        9.5 NOTICES. Notices or other communications under this Agreement shall be in writing and shall be effective when delivered personally or by overnight courier, or mailed, postage prepaid, by certified or registered mail to each party at the address set forth below (or to such other address as either party may from time to time provide the other):

        Arrow Electronics, Inc.             Accelerated Networks, Inc.
        Semiconductor Group                 301 Science Drive
        25 Hub Drive                        Moorpark, CA 93021
        Melville, NY 11747
                                            Attention:  Manager of Purchasing
        Attention: Contracts Group                      Chief Financial Officer

        9.6 ENTIRE AGREEMENT; AMENDMENT; SEVERABILITY; AND WAIVER. This Agreement represents the entire agreement between the parties concerning the subject matter hereof, and may not be modified except in a writing signed by both parties. This Agreement supersedes all proposals or quotations, oral or written, and all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement. When interpreting this Agreement precedence shall be given to the respective parts in the following descending order: (i) this Agreement; (ii) any exhibits to this Agreement; and (iii) if purchase orders are used to release Product, those portions of the purchase order that are not pre-printed. Any waiver of any provision of this Agreement must be in writing and signed by the party alleged to have waived such provision, and any single waiver shall not operate to waive subsequent or other defaults. The unenforceability of any provision of this Agreement shall not affect the remaining provisions or any portions thereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



ACCELERATED NETWORKS, INC.                ARROW ELECTRONICS, INC.
                                          ON BEHALF OF ITS SEMICONDUCTOR GROUP:

By:      /s/ Frederic T. Boyer             By:     /s/ A. Streber
    ---------------------------------          --------------------------------

Name:    Frederic T. Boyer                 Name:   A. Streber
      -------------------------------            ------------------------------

Title::  Chief Financial Officer           Name:   President
        -----------------------------            ------------------------------

Date:   March 25, 1999                     Date:   April 1, 1999
      -------------------------------            ------------------------------

                                   APPENDIX I

                TO ACCELERATED NETWORKS, INC./ARROW/SEMICONDUCTOR

                MATERIALS AND MANUFACTURING MANAGEMENT AGREEMENT
                 BOARD ASSEMBLY (ACTIVE) DATED MARCH 15TH, 1999


                                       UNIT PRICE      MINIMUM RELEASE
    PCB#              DESCRIPTION         (USS)             QUANTITY
------------          -----------       ----------      ---------------



460-0003-001           COMBO CARD         [***]              [***]


--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                   APPENDIX 2

                TO ACCELERATED NETWORKS, INC./ARROW/SEMICONDUCTOR

                MATERIALS AND MANUFACTURING MANAGEMENT AGREEMENT
                  BOARD ASSEMBLY (ACTIVE) DATED MARCH 15TH 1999


                            LONG LEAD TIME COMPONENTS



ACCELERATED P/N           MFG             MFG P/N                    LEADTIME
---------------           ---             -------                    --------
001-00070-0641            SEEQ            LQ80224                    [***]

000-00002-0241            Dallas          DS1687-3                   [***]

000-00003-0321            MSYSTEMS        MD2200DO8 (WAS 8PB)        [***]

100-00020-1052            AVX             1206YG105ZA                [***]

101-00805-1046            AVX             08055G104MA                [***]

101-00805-1052            AVX             0805YG105MA                [***]


--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                   APPENDIX 3

                TO ACCELERATED NETWORKS, INC./ARROW/SEMICONDUCTOR

                MATERIALS AND MANUFACTURING MANAGEMENT AGREEMENT
                  BOARD ASSEMBLY (ACTIVE) DATED MARCH 15TH 1999

CUSTOM COMPONENTS


ACCELERATED P/N          MFG              MFG P/N                  LEADTIME      NC/NR - Y/N
---------------          ---              -------                  --------      -----------
001-00068-3884           Lucent           LUC4ABO1388              [***]              Y

083-00001-001            Vicor            VI-JNO-EX-F3             [***]              Y

141-00010-0140           AMP              5-179010-6               [***]              Y

161-00001-0032           AMP              822273-1                 [***]              Y

060-00002-16665          Abracon          ACHL-16.667mhz           [***]              Y

023-002-0065             IDEA             G1831B/3EG               [***]              Y

062-0002-0025            Epliptek         EC11OOHSTS-25.OOOMG      [***]              Y

023-00001-0023           IERC             603-14/Q3                [***]              Y

140-00045-0008           AMP              406549-4                 [***]              Y

023-00001-0023           Lumex            5ML-LX120GG              [***]              Y

101-00603-1041           Kemet            C0603C104M8              [***]              Y

121-01206-0R12           Dale             WSL1206-.12              [***]              Y

140-00016-0002           Samtec           DW-02-16-L-S-300         [***]              Y


--------------------
*** Confidential Treatment has been requested for certain redacted provisions of this agreement. The redacted provisions are identified by three asterisks, enclosed by brackets and underlined. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                   APPENDIX 4

                TO ACCELERATED NETWORKS, INC./ARROW/SEMICONDUCTOR

                MATERIALS AND MANUFACTURING MANAGEMENT AGREEMENT
                  BOARD ASSEMBLY (ACTIVE) DATED MARCH 15TH 1999

                        MANUFACTURING SERVICES AGREEMENT

                        WARRANTY FOR ACCELERATED NETWORKS


--------------------------------------------------------------------------------


This Agreement effective as of this 18th day of March, 1999, by and between A-Plus Manufacturing Corporation with offices at 2381 Bering Drive, Milpitas, CA 95131 ("Subcontractor") and Arrow Electronics, Inc., North American Component Operations, with offices at 25 Hub Drive, Melville, NY 11747 ("Contractor").

"A-Plus Manufacturing Corporation warrants to Contractor and/or its Customer that all products/services provided by it: (a) shall be of good quality and workmanship and free from workmanship defects, (b) shall conform to all specifications, drawings, description furnished, specified or adopted by Buyer for a period of fifteen (15) months from the date of shipment."

IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the date set forth above.

Arrow Electronics, Inc.               A-Plus Manufacturing Corporation
     (Contractor)                             (Subcontractor)

By:     /s/ A. Streber                By:     /s/ Bill Yee
    --------------------------            --------------------------------------

Name:   A. Streber                    Name:   Bill Yee
      ------------------------              ------------------------------------
(Typed or Printed)                    (Typed or Printed)

Title:  President                     Title:  Senior V.P. of Operation
       -----------------------               -----------------------------------

Date:   4/1/99                        Date:   March 18, 1999
      ------------------------              ------------------------------------

ACCELERATED NETWORKS, INC.
       (Customer)

By:     /s/ Frederic T. Boyer

Name:   Frederic T. Boyer
      -----------------------------------
(Typed or Printed)

Title:  Chief Financial Officer
       ----------------------------------
Date:   March 25, 1999
      -----------------------------------